UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 14, 2024

Global Technology Acquisition Corp. I

(Exact name of registrant as specified in charter)

Cayman Islands	001-40948	66-0969672
(State or other jurisdiction of incorporation)	Commission File number	(I.R.S. Employer Identification Number)

195 US Hwy 50, Suite 309,

Zephyr Cove, Nevada 89488

(Address of principal executive offices, including zip code)

(307) 203-7980

(Registrant’s telephone number, including area code)

CO Services Cayman Limited

P.O. Box 10008

Willow House, Cricket Square

Grand Cayman, Cayman Islands KY1-1001

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one Class A Ordinary Share, $0.0001 par value, and one-half of one redeemable warrant	GTACU	The Nasdaq Stock Market LLC
Class A Ordinary Shares, $0.0001 par value	GTAC	The Nasdaq Stock Market LLC
Redeemable warrants, each whole warrant exercisable for one Class A Ordinary Share at an exercise price of $11.50	GTACW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

On May 14, 2024, Global Technology Acquisition Corp. I, a Cayman Islands exempted company limited by shares (“GTAC”), entered into a Business Combination and Merger Agreement (the “Merger Agreement”) with Global Technology Merger Sub Corporation, a Cayman Islands exempted company limited by shares and a direct, wholly owned subsidiary of GTAC (“Merger Sub”), and Tyfon Culture Holdings Limited, a Cayman Islands exempted company limited by shares (the “Company”). The Company is headquartered in Suzhou, China and operates a leading art marketplace, with an offline to online business model that combines the benefits of in-person art experiences and exhibitions with an innovative online marketplace.

Pursuant to the Merger Agreement, the parties thereto will enter into a business combination transaction (the “Business Combination”) by which, among other things, Merger Sub will merge with and into the Company (the “Merger” and, together with the other transactions contemplated by the Merger Agreement, the “Transactions”), with the Company surviving the Merger as a wholly owned subsidiary of GTAC. Upon closing of the Merger (the “Closing”, and the date on which the Closing occurs, the “Closing Date”), GTAC will change its name to “Tyfon Culture Inc.”, and its ordinary shares are expected to trade on the Nasdaq Capital Market under the ticker symbol “TFCI”.

The proposed Transactions are expected to be consummated after the required approval by the shareholders of GTAC and the Company and the satisfaction of certain other conditions summarized below.

Merger Agreement

Conversion of Company Securities

Pursuant to the terms of the Merger Agreement, the aggregate consideration to be paid to existing Company shareholders in the Merger is the sum of (i) $428.0 million plus (ii) fifty percent (50%) of “Shared Excess Purchaser Transaction Expenses” (as defined below) (not to exceed $2.0 million). The consideration will be paid entirely in stock, comprised of newly issued ordinary shares of GTAC (the “Consideration Shares”), at a price of $10.00 per ordinary share. “Shared Excess Purchaser Transaction Expenses” consists of the aggregate unpaid fees, costs and expenses of GTAC and Merger Sub incurred prior to and through the Closing Date in connection with the Transactions in excess of $5.0 million, provided that the aggregate amount of Shared Excess Purchaser Transaction Expenses will not exceed $2.0 million and will not include more than $1.5 million due under the promissory note issued to HCG Opportunity II, LLC, a Delaware limited liability company (the “Sponsor”), which is repayable to the Sponsor at the Closing.

At the effective time of the Merger (the “Effective Time”), without any action on the part of the Merger Sub, the Company or the holders of any of the following securities:

(i)	by virtue of the Merger, each ordinary share of the Company (“Company Ordinary Shares”) issued and outstanding immediately prior to the Effective Time will be cancelled and exchanged for the right to receive, without interest, a pro rata portion of the Consideration Shares, as set forth in the allocation statement to be delivered by the Company pursuant to the Merger Agreement; and

(ii)	in accordance with the Amended and Restated Memorandum and Articles of Association of GTAC, effective as of April 14, 2023 (the “Current Charter”), each Class B ordinary share, par value $0.0001 per share, of GTAC (“GTAC Class B Ordinary Shares”) that is outstanding immediately prior to the Effective Time shall be converted, on a one-for-one basis, into a Class A ordinary share, par value $0.0001 per share, of GTAC (“GTAC Class A Ordinary Shares” and, together with GTAC Class B Ordinary Shares, the “GTAC Ordinary Shares”).

Representations and Warranties

The Merger Agreement contains representations and warranties of the Company, GTAC and Merger Sub that are customary for transactions of this nature, in each case relating to, among other things, their ability to enter into the Merger Agreement and their outstanding capitalizations. The representations and warranties of the Company, GTAC and Merger Sub will not survive the Closing, and the Merger Agreement does not provide for indemnification with respect to any of the representations and warranties of the parties thereto.

Covenants

The Merger Agreement contains customary covenants of the parties, including, among others, covenants requiring (i) the parties to conduct their respective businesses in the ordinary course through the Closing Date, (ii) the parties not to encourage, solicit, initiate, engage or participate in negotiations with third parties regarding alternative transactions and will comply with certain related restrictions, (iii) GTAC to prepare, with the assistance, cooperation and reasonable best efforts of the Company, and to file a registration statement on Form F-4 (together with all amendments and supplements thereto, the “Registration Statement”), including a proxy statement for the purpose of soliciting proxies from GTAC’s shareholders to vote in favor of certain matters, including the approval of the Business Combination and the Transactions, an amendment and restatement of the Current Charter, the appointment and removal of certain directors to and from the board of directors of GTAC, the approval and adoption of a new omnibus equity incentive plan, and certain other matters as described in the Merger Agreement (collectively, the “Required GTAC Proposals”) at a shareholders’ meeting of GTAC called therefor (the “GTAC Shareholders’ Meeting”) and (iv) the parties to cooperate in obtaining necessary approvals from governmental agencies, including the requisite filing with the China Securities Regulatory Commission (“CSRC”) in connection with the Business Combination. In addition, the Merger Agreement provides that if the parties reasonably believe that the Closing will not occur prior to the October 25, 2024 expiration date of GTAC, GTAC will, upon written request of the Company, use commercially reasonable efforts to effect an extension of the expiration date to complete the Business Combination, so long as the consummation of the Transactions following such date would not reasonably be expected to be permanently enjoined or prohibited by the terms of any final, non-appealable governmental order or any applicable law.

Closing

The Closing will take place no later than two business days after the date of the satisfaction or, if permissible, waiver of the conditions to closing of the Merger set forth in the Merger Agreement, or at such other time as may be mutually agreed by the parties.

Conditions to Closing

The obligations of the Company, GTAC and Merger Sub to consummate the Business Combination and the Transactions are subject to the satisfaction or waiver (where permissible) at or prior to the Effective Time of the following closing conditions: (i) no law, rule, regulation or order of a governmental authority then being in effect prohibiting the consummation of the Transactions; (ii) no legal action brought by a third party to enjoin or otherwise restrict the consummation of the Transactions; (iii) the Registration Statement will have been declared effective by the U.S. Securities and Exchange Commission (the “SEC”); (iv) approval of the Required GTAC Proposals by GTAC’s shareholders at the GTAC Shareholders’ Meeting; (v) approval by the requisite shareholders of the Company of the Transactions; (vi) CSRC filing will have been accepted by the CSRC and published on its website; (vii) the listing application with Nasdaq in connection with the Transactions having been conditionally approved and the GTAC Class A Ordinary Shares will remain listed for trading on Nasdaq; and (viii) other customary closing conditions set forth in the Merger Agreement. The consummation of the Business Combination is not subject to any minimum cash condition.

Termination

The Merger Agreement may be terminated at any time, but not later than the Closing, as follows:

(i)	by mutual written consent of GTAC and the Company;

(ii)	by either GTAC or the Company if the Closing shall not have occurred by December 31, 2024 and no material breach of the Merger Agreement by the party seeking to terminate has occurred or has been made;

(iii)	by either GTAC or the Company if any injunction, order, decree or ruling of a governmental authority has become final and nonappealable that has the effect of prohibiting the consummation of the Transactions;

(iv)	by either GTAC or the Company if approval of the Required GTAC Proposals by GTAC’s shareholders is not obtained at the GTAC Shareholders’ Meeting; or

(v)	by either GTAC or the Company upon a material breach of any representation, warranty, covenant or agreement on the part of the other in the Merger Agreement or in any other agreements relating to the Transactions and such breach is not cured within fifteen (15) days following receipt of a notice describing in reasonable detail the nature of such breach.

Effect of Termination

If the Merger Agreement is terminated, it will become void, and there will be no liability under the Merger Agreement on the part of any party thereto, except as set forth in the Merger Agreement.

The foregoing description of the Merger Agreement, the Business Combination and the Transactions does not purport to be complete and is qualified in its entirety by reference to the full text of the Merger Agreement filed with this Current Report on Form 8-K (this “Report”). The Merger Agreement is included to provide securityholders with information regarding its terms. It is not intended to provide any other factual information about the Company, GTAC or Merger Sub. In particular, the assertions embodied in representations and warranties by the Company, GTAC and Merger Sub contained in the Merger Agreement are solely for the benefit of the parties to the Merger Agreement, are subject to important qualifications and limitations agreed to by the parties in connection with negotiating such agreement, including being qualified by confidential information in the disclosure schedules provided by the parties in connection with the execution of the Merger Agreement, and are subject to standards of materiality applicable to the contractive parties that may differ from those applicable to securityholders. The confidential disclosures contain information that modifies, qualifies and creates exceptions to the representations, warranties, covenants and agreements set forth in the Merger Agreement. Moreover, certain representations and warranties in the Merger Agreement were used for the purpose of allocating risk between the parties, rather than establishing matters as facts. Investors and securityholders are not third-party beneficiaries under the Merger Agreement and should not rely on the representations, warranties, covenants and agreements, or any descriptions thereof, as characterizations of the actual state of facts or condition of any party to the Merger Agreement. Moreover, information concerning the subject matter of the representations and warranties may change after the date of the Merger Agreement, which subsequent information may or may not be fully reflected in GTAC’s public disclosures.

A copy of the Merger Agreement is filed as Exhibit 2.1 to this Report and is incorporated herein by reference.

Related Agreements

Company Shareholders Support Agreement

Concurrently with the execution and delivery of the Merger Agreement, the Company delivered to GTAC a support agreement (the “Company Shareholders Support Agreement”), pursuant to which certain shareholders of the Company (the “Company Supporting Shareholders”) have agreed with the Company and GTAC to, among other things, (i) to be present and vote (in each case, in person or by proxy), at any meeting of the Company’s Shareholders, and in any action by written consent or written resolutions of the Company’s Shareholders, all of such Company Supporting Shareholder’s Company Ordinary Shares in favor of the Merger Agreement, the Business Combination and the Transactions, (ii) not to transfer or redeem any Company Ordinary Shares and (iii) to enter into the Lock-Up Agreement (as defined below) in connection with the Closing.

The foregoing description of the Company Shareholders Support Agreement is not complete and is qualified in its entirety by reference to the full text of the Company Shareholders Support Agreement, a copy of which is filed as Exhibit 10.1 to this Report and is incorporated herein by reference.

Sponsor Support Agreement

In connection with the execution of the Merger Agreement, the Sponsor entered into a support agreement (the “Sponsor Support Agreement”) with GTAC pursuant to which, among other things, the Sponsor agreed (i) to vote all GTAC Ordinary Shares held by it in favor of the Required GTAC Proposals at the GTAC Shareholders’ Meeting, (ii) to not redeem any of its GTAC Class A Ordinary Shares, (iii) to forfeit all of its existing private placement warrants to purchase GTAC Class A Ordinary Shares effective as of immediately prior to the Closing, (iv) to waive the anti-dilution rights with respect to the GTAC Class B Ordinary Shares set forth in GTAC’s organizational documents in connection with the consummation of the Transactions and (v) to enter into the Lock-Up Agreement in connection with the Closing. The Company is a third-party beneficiary of the Sponsor Support Agreement, and the Sponsor and GTAC cannot amend the Sponsor Support Agreement without the written consent of the Company.

The foregoing description of the Sponsor Support Agreement is qualified in its entirety by reference to the full text of the Sponsor Support Agreement, a copy of which is filed as Exhibit 10.2 to this Report and is incorporated herein by reference.

Registration Rights Agreement

In connection with the Closing, GTAC, the Sponsor, certain Company Supporting Shareholders, the executive officers and directors of GTAC and the Company, and certain other shareholders of GTAC after the Closing will execute and deliver an Amended and Restated Registration Rights Agreement (the “Registration Rights Agreement”) on customary terms for a transaction of this type, including piggyback registration rights and demand registration rights, subject to underwriter cutbacks and issuer blackout periods. Pursuant to the terms of the Registration Rights Agreement, among other things, GTAC will agree that, within 20 business days after the Closing, GTAC will file with the SEC (at GTAC’s sole cost and expense) a registration statement registering the resale of certain securities held by or issuable to the GTAC shareholders party thereto, and GTAC will use its reasonable best efforts to cause such resale registration statement to be declared effective as soon as reasonably practicable after the filing thereof, but in no event later than the earlier of (i) sixty (60) days following the filing deadline (or ninety (90) days after the filing deadline if such resale registration statement is reviewed by, and receives comments from, the SEC) and (ii) ten (10) business days after GTAC is notified (orally or in writing, whichever is earlier) by the SEC that such resale registration statement will not be “reviewed” or will not be subject to further review.

The foregoing description of the Registration Rights Agreement is not complete and is qualified in its entirety by reference to the full text of the Registration Rights Agreement, a form of which is included as Exhibit D to the Merger Agreement and filed as Exhibit 10.3 to this Report, and is incorporated herein by reference.

Lock-Up Agreement

In connection with the Closing, GTAC, the Sponsor, the Company Supporting Shareholders, the executive officers and directors of GTAC and the Company, and certain other shareholders of GTAC following the Closing will execute and deliver a Lock-Up Agreement (the “Lock-Up Agreement”), pursuant to which they each agree not to transfer any ordinary shares of GTAC until the date that is the 180th day after the Closing, subject to certain customary permitted transfer exceptions.

The foregoing description of the Lock-Up Agreement is not complete and is qualified in its entirety by reference to the full text of the Lock-Up Agreement, a form of which is included as Exhibit A to the Merger Agreement and filed as Exhibit 10.4 to this Report, and is incorporated herein by reference.

Item 7.01 Regulation FD Disclosure.

On May 15, 2024, GTAC and the Company issued a joint press release announcing the execution of the Merger Agreement. A copy of the press release is furnished herewith as Exhibit 99.1 and incorporated herein by reference.

Furnished as Exhibit 99.2 and incorporated by reference herein is an investor presentation dated May 2024, that will be used by GTAC and the Company with respect to the Business Combination and the Transactions.

The information in this Item 7.01, including Exhibit 99.1 and Exhibit 99.2, is furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to liabilities under that section, and shall not be deemed to be incorporated by reference into the filings of GTAC under the Securities Act or the Exchange Act, regardless of any general incorporation language in such filings. This Report will not be deemed an admission as to the materiality of any information of the information in this Item 7.01, including Exhibit 99.1 and Exhibit 99.2.

*******

Additional Information

In connection with the Business Combination, GTAC intends to file the Registration Statement with the SEC, and after the Registration Statement is declared effective, GTAC intends to mail the definitive proxy statement/prospectus relating to the Business Combination to its shareholders. This Report does not contain all the information that should be considered concerning the Business Combination and is not a substitute for the Registration Statement, proxy statement or for any other document that GTAC may file with the SEC in connection with the Business Combination. THE COMPANY’S AND GTAC’S SHAREHOLDERS AND OTHER INTERESTED PERSONS ARE ADVISED TO READ THE REGISTRATION STATEMENT, THE PRELIMINARY PROXY STATEMENT/PROSPECTUS AND THE DEFINITIVE PROXY STATEMENT/PROSPECTUS, AND ANY AMENDMENTS OR SUPPLEMENTS THERETO, AS WELL AS THE OTHER DOCUMENTS FILED IN CONNECTION WITH THE BUSINESS COMBINATION, CAREFULLY AND IN THEIR ENTIRETY, WHEN THEY BECOME AVAILABLE, AS THESE MATERIALS WILL CONTAIN IMPORTANT INFORMATION ABOUT THE COMPANY, GTAC AND THE BUSINESS COMBINATION. Shareholders will also be able to obtain copies, once available, of the preliminary proxy statement/prospectus, the definitive proxy statement/prospectus and other documents filed with the SEC without charge at the SEC’s website at www.sec.gov, or by directing a request to: Global Technology Acquisition Corp. I, 195 US Hwy 50, Suite 309, Zephyr Cove, NV 89448; Tel: (307) 203-7980.

Participants in the Solicitation

GTAC, the Company and their respective directors, executive officers and other members of management and employees may, under SEC rules, be deemed to be participants in the solicitations of proxies from GTAC’s shareholders in connection with the Business Combination. Information regarding the persons who may, under SEC rules, be deemed participants in the solicitation of GTAC’s shareholders in connection with the Business Combination will be set forth in the Registration Statement to be filed with the SEC in connection with the Business Combination. Additional information regarding the participants in the proxy solicitation and a description of their direct and indirect interests, which may, in some cases, be different than those of GTAC’s shareholders generally, will be included in preliminary proxy statement/prospectus, when available, and the definitive proxy statement/prospectus, when available. Shareholders, potential investors and other interested persons should read the preliminary proxy statement/prospectus, when available, and the definitive proxy statement/prospectus, when available, carefully before making any voting or investment decisions. You may obtain free copies of these documents from the sources indicated above.

No Offer or Solicitation

This Report is not an offer to sell or exchange, a solicitation of an offer to buy, or a recommendation to purchase, any securities in any jurisdiction, or the solicitation of any vote, consent or approval in any jurisdiction in connection with the Business Combination and related transactions, nor shall there be any sale, issuance or transfer of any securities in any jurisdiction where, or to any person to whom, such offer, solicitation or sale may be unlawful under the laws of such jurisdiction. This Report does not constitute either advice or a recommendation regarding any securities. No offering of securities shall be made except by means of a prospectus meeting the requirements of the Securities Act of 1933, as amended, or an exemption therefrom.

Forward-Looking Statements

This Report includes “forward-looking statements” within the meaning of the “safe harbor” provisions of the United States Private Securities Litigation Reform Act of 1995. Forward-looking statements may be identified by the use of words such as “estimate,” “plan,” “project,” “forecast,” “intend,” “will,” “expect,” “anticipate,” “believe,” “seek,” “target” or other similar expressions that predict or indicate future events or trends or that are not statements of historical matters. These forward-looking statements also include, but are not limited to, statements regarding projections, estimates and forecasts of revenue and other financial and performance metrics, projections of market opportunity and expectations, the estimated post-transaction enterprise value of the combined company, redemptions by GTAC’s shareholders, future capital investments or commitments, future product and services offering or the timing thereof and expectations related to the terms and timing of the Business Combination, as applicable. These statements are based on various assumptions, whether or not identified in this Report, and on the current expectations of GTAC’s and the Company’s management and are not predictions of actual performance.

These statements involve risks, uncertainties and other factors that may cause actual results, levels of activity, performance or achievements to be materially different from those expressed or implied by these forward-looking statements. Although each of GTAC and the Company believes that it has a reasonable basis for each forward-looking statement contained in this Report, each of GTAC and the Company cautions you that these statements are based on a combination of facts and factors currently known and projections of the future, which are inherently uncertain. In addition, there will be risks and uncertainties described in the proxy statement/prospectus included in the Registration Statement relating to the Business Combination, which is expected to be filed by GTAC with the SEC and other documents filed by GTAC from time to time with the SEC. These filings may identify and address other important risks and uncertainties that could cause actual events and results to differ materially from those contained in the forward-looking statements. Neither GTAC nor the Company can assure you that the forward-looking statements in this Report will prove to be accurate. These forward-looking statements are subject to a number of risks and uncertainties, including, among others, the inability of the GTAC and the Company to successfully or timely consummate the Business Combination due to the failure to obtain approval from GTAC’s shareholders or to satisfy other closing conditions in the Merger Agreement; the occurrence of any event that could give rise to the termination of the Merger Agreement; the ability to recognize the anticipated benefits of the Business Combination; risks relating to the uncertainty of the projected financial information with respect to the Company; the amount of redemption requests made by GTAC’s public shareholders; costs related to the Business Combination; the risk that the Business Combination disrupts current plans and operations as a result of the announcement and consummation of the Business Combination; the outcome of any potential litigation, government or regulatory proceedings; the ability of GTAC and/or the Company to raise capital, including the amount of such capital raise, and the terms on which any capital is raise; economic and social development and government policies in the People’s Republic of China; the ability of the Company to anticipate and respond to the changes in customer preferences and demands; the ability of the Company to maintain and enlarge business relationships with its customers; risks relating to the appraisal, certification, verification and pricing of collectibles; the ability of the Company to host successful offline exhibitions and promotions and maintain its sales and marketing activities; the Company’s exposure to concentration risks in terms of revenue generation; the Company’s exposure to reputation risks and losses in the event of title claims, copyright claims and other liabilities from sales of collectibles; the risk of system disruptions or other hacking or phishing attacks on the Company’s system and security breaches; the risk of the Company’s failure to comply with the evolving laws, regulations and government policies, including regarding privacy and data protection; the Company’s exposure to rapid changes in technology and the inability to keep up with technological developments; the risk of the loss, damage or theft of the collectibles; and other risks and uncertainties, including those to be included under the heading “Risk Factors” in the Registration Statement to be filed by GTAC with the SEC and those included under the heading “Risk Factors” in the annual report on Form 10-K for year ended December 31, 2023 of GTAC and in its subsequent quarterly reports on Form 10-Q and other filings with the SEC. There may be additional risks that neither GTAC nor the Company presently know or that GTAC and the Company currently believe are immaterial that could also cause actual results to differ from those contained in the forward-looking statements. In light of the significant uncertainties in these forward-looking statements, nothing in this Report should be regarded as a representation by any person that the forward-looking statements set forth herein will be achieved or that any of the contemplated results of such forward-looking statements will be achieved. The forward-looking statements in this Report represent the views of GTAC and the Company as of the date of this Report. Subsequent events and developments may cause those views to change. However, while GTAC and the Company may update these forward-looking statements in the future, there is no current intention to do so and GTAC and the Company disclaim any obligation to do so, except to the extent required by applicable law. You should, therefore, not rely on these forward-looking statements as representing the views of GTAC or the Company as of any date subsequent to the date of this Report.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No	Description of Exhibits

2.1*	Business Combination and Merger Agreement, dated as of May 14, 2024, by and among Global Technology Acquisition Corp. I, Global Technology Merger Sub Corporation and Tyfon Culture Holdings Limited.

10.1	Company Shareholders Support Agreement, dated as of May 14, 2024, by and among Global Technology Acquisition Corp. I, Tyfon Culture Holdings Limited and the other parties named therein.

10.2	Sponsor Support Agreement, dated as of May 14, 2024, by and between Global Technology Acquisition Corp. I and HCG Opportunity II, LLC.

10.3	Form of Amended and Restated Registration Rights Agreement.

10.4	Form of Lock-Up Agreement.

99.1	Joint Press Release of Global Technology Acquisition Corp. I and Tyfon Culture Holdings Limited, dated May 15, 2024.

99.2	Investor Presentation dated May 2024.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

*	Schedules omitted pursuant to Item 601(b)(2) of Regulation S-K. Global Technology Acquisition Corp. I agrees to furnish supplementally a copy of any omitted schedule to the Securities and Exchange Commission upon request.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Global Technology Acquisition Corp. I

Date: May 15, 2024	By:	/s/ Thomas Hennessy
	Name:	Thomas Hennessy
	Title:	Chief Executive Officer